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                         METROPOLITAN SERIES FUND, INC.
                        SUPPLEMENT DATED January 24, 2000
                                       To
                         PROSPECTUS DATED April 30, 1999

         The following information supplements the Metropolitan Series Fund Prospectus dated April 30, 1999. You should keep this Supplement to the Prospectus for future reference.

 .        Change in the portfolio manager for the State Street Research Income
         Portfolio: The paragraph under "About The Investment Managers - State Street Research Income Portfolio" on page 19 of the Prospectus is changed to read as follows:

         "John H. Kallis, a Senior Vice President at State Street Research who joined the firm in 1987, is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management since January 2000."

         Change in the portfolio manager for the Neuberger Berman Partners Mid Cap Value Portfolio: The second paragraph under "About The Investment Managers - Neuberger Berman Management, Inc." on page 21 of the Prospectus is changed to read as follows:

         "Robert I. Gendelman and S. Basu Mullick have been co-managers of the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994. Mr. Mullick has been a Vice President of Neuberger Berman since October 1998. Over the past five years, Mr. Mullick was also a portfolio manager at Ark Asset Management. Mr. Gendelman and Mr. Mullick are also co-managers of the Neuberger Berman Partners Fund and Neuberger Berman AMT Partners Portfolio."

         New sub-investment manager for the Santander International Stock
         Portfolio:

         The Fund was notified by Santander Global Advisors, Inc. ("Santander"), the sub-investment manager for the Santander International Stock Portfolio, that it would no longer be able to manage the Portfolio as of January 28, 2000. On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander effective no later than January 24, 2000. The Board also voted, subject to approval by the shareholders of the Portfolio at a special meeting of such shareholders to be held on March 31, 2000, to retain Putnam Investment Management, Inc. ("Putnam") as the new sub-investment manager effective the date of termination of Santander. The investment objectives and practices of the Portfolio remain the same. All references to the "Santander International Stock Portfolio" in the Prospectus should be changed to "Putnam International Stock Portfolio." The Fund has been informed that the Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to the "Santander International Stock Portfolio" in their forms and communications with Contract owners and prospective Contract owners until they are able to revise such documents.

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         The paragraph entitled "Principal investment strategies:" under the heading "About the Santander International Stock Portfolio" on page 4 of the prospectus is changed to read as follows:

         "The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International."

         The first full paragraph on page 5 of the Prospectus is changed by adding the caption "Value investing;" after the caption "Investing in securities of foreign issuers."

         The last paragraph under "About The Investment Managers" on page 19 of the Prospectus is changed to read as follows:

         "Putnam Investment Management, Inc. ("Putnam") is the sub-investment manager of the Putnam International Stock Portfolio since January 24, 2000. Putnam, a Massachusetts corporation, has managed mutual funds since 1937. As of December 31, 1999, Putnam and its affiliates managed in excess of $391 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, Inc., which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting."

         The first paragraph under "About The Investment Managers" on page 20 of the Prospectus is changed to read as follows:

         "The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April 1995, he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios."